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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 15, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                        1-12387                76-0515284
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation                  File Number)          of Incorporation
      or organization)                                       Identification No.)


         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS      60045
           (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01      REGULATION FD DISCLOSURE

On May 15, 2006, Tenneco Inc. announced that it will offer a listen-only webcast of its New York Investor Day presentation being hosted by JPMorgan's Auto team. The webcast will begin at 2:00 p.m. (eastern time) on Thursday, May 18, 2006 and is expected to last for two hours. The presentation will include a comprehensive analysis of the company's markets and strategies by the company's senior management team. Instructions on how to access the webcast are included in the company's press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description

99.1               Press release issued May 15, 2006




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO INC.


Date:    May 15, 2006                   By:  /s/ Timothy R. Donovan
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                                           Timothy R. Donovan
                                           Executive Vice President and
                                           General Counsel